LOANS PAYABLE	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
LOANS PAYABLE [Text Block]

9. LOANS PAYABLE

	Debt Facility	Equipment Financing	Total
Currency	USD	USD
Year of maturity	2031	2026
Balance at December 31, 2022	$-	$14,510	$14,510

Finance cost	-	728	728
Repayments of principal	-	(5,991)	(5,991)
Repayments of finance costs	-	(728)	(728)
Balance at December 31, 2023	$-	$8,519	$8,519

Loans drawdowns	120,000	3,470	123,470
Applied deferred financing fees	(8,770)	-	(8,770)
Finance cost	7,200	441	7,641
Repayments of principal	-	(4,081)	(4,081)
Payments of interest	(3,665)	(438)	(4,103)
Balance at December 31, 2024	$114,765	$7,911	$122,676

Less: Current portion of loans payable	$1,000	$4,234	$5,234
Less: Accrued interest	2,440	-	2,440
Balance: Non-current loans payable	$111,325	$3,677	$115,002

Debt Facility

On October 6, 2023, the Company, through its wholly owned subsidiary Terronera Precious Metals, S.A. de C.V., executed a credit agreement with Societe Generale and ING Bank N.V. with certain definitive terms agreed to for a senior secured debt facility for up to $120 million (the "Debt Facility"). Proceeds from the Debt Facility are used towards construction of the underground mine and mill at the Company's Terronera Project. During 2024, the Company drew down the Debt Facility in full.

The Debt Facility is secured through corporate guarantees from the Company, certain of the Company's subsidiaries and a first ranking security interest over the Terronera project. The Debt Facility is subject to certain customary covenants including that at all times the corporate entity must maintain a cash balance in excess of $10,000 and the Reserve Tail Ratio must be in excess of 20%. Then at certain measurement dates, the following must be observed: Loan Life Coverage Ratio must be in excess of 1.3; Project Life Coverage Ratio must be in excess of 1.5; Historical Debt Service Coverage Ratio must be in excess of 1.25; Gross Leverage Ratio must be less than 3.5; and Interest Service Coverage Ratio must be in excess of 2.5. The definitions of capitalized terms used for the financial covenants are in the Debt Facility agreement. The Company was in compliance with the applicable covenants as at December 31, 2024.

The Debt Facility has a term of 8.5 years, including a 2 year grace period during the construction phase, and carries interest rate equal to US Secured Overnight Financing Rate ("SOFR") + 4.50% per annum prior to completion and SOFR + 3.75% per annum from completion of the Terronera project until the fifth anniversary of the loan, and SOFR + 4.25% from the fifth anniversary onwards. Facility requires quarterly payments of interest with a nominal weighted-average interest rate of 9.2%.

Equipment Financing

The Company currently has financing arrangements for equipment totaling $16,939 with terms ranging from one to four years.  The agreements require either monthly or quarterly payments of principal and interest with a weighted-average interest rate of 6.6%.

The equipment financing is secured by the underlying equipment purchased and is subject to various non-financial covenants and as at December 31, 2024, the Company was in compliance with these covenants.  As at December 31, 2024, the net book value of equipment includes $15,661 (December 31, 2023 - $17,720) of equipment pledged as security for the equipment financing.